Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations
Discontinued Operations

Note 7. Discontinued Operations

        In the first quarter of 2011, ServiceMaster concluded that TruGreen LandCare did not fit within the long-term strategic plans of the Company and committed to a plan to sell the business. On April 21, 2011, the Company entered into a purchase agreement to sell the TruGreen LandCare business, and the disposition was effective as of April 30, 2011. As a result of the decision to sell this business, a $34.2 million impairment charge ($21.0 million, net of tax) was recorded in loss from discontinued operations, net of income taxes, in the first quarter of 2011 to reduce the carrying value of TruGreen LandCare's assets to their estimated fair value less cost to sell in accordance with applicable accounting standards. Upon completion of the sale, a $6.2 million loss on sale ($1.9 million, net of tax) was recorded. The loss on the disposition of the TruGreen LandCare business continues to be subject to certain post-closing adjustments and disputes, and such adjustments could be significant to the sale price.

        The carrying amounts of the major classes of assets and liabilities for TruGreen LandCare are presented below.

As of December 31,	2011	2010
Assets:
Receivables, net	$—	$27,732
Inventories and other current assets	—	23,245

Total Current Assets	—	50,977

Net property and equipment	—	22,498
Goodwill and intangible assets, net	—	9,899

Total Assets	$—	$83,374

Liabilities:
Current liabilities	$268	$15,496
Long-term liabilities	—	1,952

Total Liabilities	$268	$17,448

        In 2010 and 2009 the Company recorded pre-tax non-cash impairment charges of $46.9 million ($28.7 million, net of tax) and $1.4 million ($0.9 million, net of tax), respectively, associated with the goodwill and trade name at its TruGreen LandCare business in (loss) income from discontinued operations, net of income taxes.

Financial Information for Discontinued Operations

        (Loss) income from discontinued operations, net of income taxes, for all periods presented includes the operating results of TruGreen LandCare and the other previously sold businesses. The operating results of discontinued operations are as follows:

	Year Ended Dec. 31,
(In thousands)	2011	2010	2009
Operating Results:
Operating revenue	$75,765	$238,508	$262,258
Operating (loss) income(1)	(40,620)	(49,971)	11,468
(Benefit) provision for income taxes(1)	(15,461)	(17,973)	4,115

Operating (loss) income, net of income taxes(1)	(25,159)	(31,998)	7,353
Loss on sale, net of income taxes	(1,857)	—	—

(Loss) income from discontinued operations, net of income taxes(1)	$(27,016)	$(31,998)	$7,353

(1)
During 2011, a pre-tax non-cash impairment charge of $34.2 million ($21.0 million, net of tax) was recorded to reduce the carrying value of TruGreen LandCare's assets to their estimated fair value less cost to sell in accordance with applicable accounting standards. Also includes goodwill and trade name impairments of $46.9 million ($28.7 million, net of tax) and $1.4 million ($0.9 million, net of tax) in 2010 and 2009, respectively.

        The table below summarizes the activity during the year ended December 31, 2011 for the remaining liabilities from operations that were discontinued in years prior to 2011. The remaining obligations primarily relate to long-term self-insurance claims. The Company believes that the remaining reserves continue to be adequate and reasonable.

(In thousands)	Balance at Dec. 31, 2010	Cash Payments or Other	Expense/ (Income)	Balance at Dec. 31, 2011
Remaining liabilities of discontinued operations:
ARS/AMS	$219	$35	$(26)	$228
LandCare Construction	656	(612)	(44)	—
LandCare utility line clearing business	771	(771)	—	—
Certified Systems, Inc. and other	1,905	(50)	245	2,100
InStar	149	31	99	279

Total liabilities of discontinued operations	$3,700	$(1,367)	$274	$2,607